UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)			June 12, 2026

(Commission File Number)	(Exact Name of Registrants as Specified in Their Charters)			(I.R.S. Employer Identification No.)
1-12579	OGE ENERGY CORP.			73-1481638
1-1097	OKLAHOMA GAS AND ELECTRIC COMPANY			73-0382390

Oklahoma
(State or Other Jurisdiction of Incorporation)

321 North Harvey	P.O. Box 321	Oklahoma City	Oklahoma	73101-0321
(Address of Principal Executive Offices)				(Zip Code)

(405) 553-3000

(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
OGE Energy Corp.	Common Stock	OGE	New York Stock Exchange
Oklahoma Gas and Electric Company	None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 12, 2026 (the "Closing Date"), OGE Energy Corp. ("OGE Energy") and its subsidiary, Oklahoma Gas and Electric Company ("OG&E"), each entered into a second amended and restated credit agreement providing for an unsecured five-year revolving credit facility (each, a "New Facility" and collectively, the "New Facilities"). Each of the New Facilities is scheduled to terminate on June 12, 2031. However, each of OGE Energy and OG&E have the right to request an extension of the revolving credit facility termination date, subject to the lender's consent, under their respective New Facility for an additional one-year period up to two times.

OGE Energy's $650 million New Facility is with Wells Fargo Bank, National Association, as Agent, JPMorgan Chase Bank, N.A. and Mizuho Bank, Ltd., as Co-Syndication Agents, Morgan Stanley Senior Funding, Inc., MUFG Bank, Ltd., Royal Bank of Canada and U.S. Bank National Association, as Co-Documentation Agents, and the several lenders from time to time parties thereto. OGE Energy's New Facility amended and restated its existing $550 million revolving credit facility entered into on December 17, 2021 and that was set to mature on December 18, 2029. As of the Closing Date, there were no borrowings outstanding under OGE Energy's replaced facility or OGE Energy's New Facility. Borrowings under OGE Energy's New Facility shall bear interest at rates equal to either the Secured Overnight Funding Rate ("SOFR"), plus a margin of 0.80 percent to 1.475 percent, or an alternate base rate, plus a margin of 0.0 percent to 0.475 percent. OGE Energy's New Facility has a facility fee that ranges from 0.075 percent to 0.275 percent. Interest rate margins and facility fees are based on OGE Energy's then-current senior unsecured credit ratings.

OG&E's $650 million New Facility is with Wells Fargo Bank, National Association, as Agent, JPMorgan Chase Bank, N.A. and Mizuho Bank, Ltd., as Co-Syndication Agents, Morgan Stanley Senior Funding, Inc., MUFG Bank, Ltd., Royal Bank of Canada and U.S. Bank National Association, as Co-Documentation Agents, and the several lenders from time to time parties thereto. OG&E's New Facility amended and restated its existing $550 million revolving credit facility entered into on December 17, 2021 and that was set to mature on December 18, 2029. As of the Closing Date, there were no revolving loan borrowings outstanding, and $0.4 million of standby letters of credit outstanding, under OG&E's old facility. The outstanding letters of credit were deemed issued under OG&E's New Facility on the Closing Date and, as such, will be outstanding under OG&E's New Facility as of the Closing Date. Borrowings under OG&E's New Facility shall bear interest at rates equal to either the SOFR, plus a margin of 0.69 percent to 1.275 percent, or an alternate base rate, plus a margin of 0.0 percent to 0.275 percent. OG&E's New Facility has a facility fee that ranges from 0.06 percent to 0.225 percent. Interest rate margins and facility fees are based on OG&E's then-current senior unsecured credit ratings.

Each of the New Facilities provides for issuance of letters of credit, provided that (i) the aggregate outstanding credit exposure shall not exceed the amount of the revolving credit facilities and (ii) the aggregate outstanding stated amount of letters of credit issued under such facility shall not exceed $100 million for each of OGE Energy and OG&E. Advances under the New Facilities may be used to refinance existing indebtedness and for working capital and general corporate purposes of the respective borrower and its subsidiaries, including commercial paper liquidity support, letters of credit, acquisitions and distributions.

Each of the New Facilities is unsecured and, under certain circumstances, may be increased (by up to $150 million in each case for OGE Energy and OG&E), to a maximum revolving commitment limit of $800 million and $800 million for OGE Energy and OG&E, respectively. Advances of revolving loans and letters of credit under the New Facilities are subject to certain conditions precedent, including the accuracy of certain representations and warranties and the absence of any default or unmatured default.

The New Facilities each has a financial covenant requiring that OGE Energy and OG&E maintain a maximum debt to capitalization ratio of 70 percent and 65 percent, respectively, as defined in each such New Facility. The New Facilities each also contains covenants which restrict the respective borrower and certain of its subsidiaries in respect of, among other things, mergers and consolidations, sales of all or substantially all assets, incurrence of liens and transactions with affiliates. The New Facilities are each subject to termination and acceleration upon the occurrence of various defined events of default, which OGE Energy and OG&E consider customary for facilities of this type.

For further information regarding the terms of the New Facilities, see the credit agreements which are attached as Exhibit 99.01 and Exhibit 99.02 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.01

Second Amended and Restated Credit Agreement dated June 12, 2026 by and among OGE Energy Corp. and Wells Fargo Bank, National Association, as Agent, JPMorgan Chase Bank, N.A. and Mizuho Bank, Ltd., as Co-Syndication Agents, Morgan Stanley Senior Funding, Inc., MUFG Bank, Ltd., Royal Bank of Canada and U.S. Bank National Association, as Co-Documentation Agents, and the lenders from time to time parties thereto.

99.02

Second Amended and Restated Credit Agreement dated June 12, 2026 by and among Oklahoma Gas and Electric Company and Wells Fargo Bank, National Association, as Agent, JPMorgan Chase Bank, N.A. and Mizuho Bank, Ltd., as Co-Syndication Agents, Morgan Stanley Senior Funding, Inc., MUFG Bank, Ltd., Royal Bank of Canada and U.S. Bank National Association, as Co-Documentation Agents, and the lenders from time to time parties thereto.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

This combined Current Report on Form 8-K is being filed separately by OGE Energy and OG&E (Registrants). Information contained herein relating to any individual Registrant has been filed by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
OKLAHOMA GAS AND ELECTRIC COMPANY
(Registrant)

By:	/s/ Sarah R. Stafford
Sarah R. Stafford
Controller and Chief Accounting Officer

June 15, 2026